Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,686,334.23
Previously Paid Amount	0
Total Fee Amount	5,204.49
Total Offset Amount	0
Net Fee	$ 5,204.49